SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2006

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-31680 (Commission File Number)	22-2581418 (IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey (Address of principal executive offices)	07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 19, 2006, Bradley Pharmaceuticals, Inc. (the “Company” or the “Registrant”) issued a press release stating that the Company has restated its unaudited financial statements for the quarter ended March 31, 2006. As described in Item 4.02 below, the restatement relates to the correction of an overstatement of interest expense. A copy of the Company’s press release relating to the restatement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

At a meeting on July 18, 2006, the Audit Committee of the Board of Directors of the Company, upon the recommendation of management of the Company, determined that the financial statements of the Company for the quarter ended March 31, 2006 should be restated. The restatement relates to the correction of an overstatement of interest expense during the first quarter of 2006. As a result, the previously issued financial statements of the Company for the period ended March 31, 2006 should no longer be relied upon.

The Company filed the restated financial statements today through an amended quarterly report on Form 10-Q/A (Amendment No. 1) for the quarter ended March 31, 2006. A summary of the significant effects of the error and of the restatement of the Company’s financial statements for the quarter ended March 31, 2006 is as follows. The restatement is a result of the Company mistakenly accruing, as of March 31, 2006, interest expense that was actually already recorded and paid during the quarter ended March 31, 2006. This error was discovered by the Company during the financial closing process for the quarter ended June 30, 2006. To rectify this error the Company’s consolidated statement of income for the quarter ended March 31, 2006 was restated to reduce interest expense by $962,975 to $2,114,016, increase income tax expense (benefit) by $405,000 to income tax expense of $149,000, increase net income (loss) by $557,975 to net income of $205,333, resulting in an increase to basic and diluted net income (loss) per common share of $0.03 to basic and diluted net income per common share of $0.01. In addition, the Company’s consolidated balance sheet as of March 31, 2006 was restated to reduce prepaid income taxes by $405,000 to $6,458,528, reduce accrued expenses by $962,975 to $36,823,502 and increase retained earnings by $557,975 to $41,514,934.

Management has concluded that the Company’s disclosure controls and procedures were not effective as of March 31, 2006 due to the material weaknesses described in the Company’s management report on internal control over financial reporting included in its Annual Report on Form 10-K for the year ended December 31, 2005 and further discussed in the Company’s Form 10-Q/A (Amendment No. 1) as a result of the error noted above. The material weaknesses related to the Company’s internal control over financial reporting relating to its financial closing process and information technology controls identified in the 2005 Form 10-K are in the process of being remediated but have not been fully remediated to date.

Management of the Company and the Audit Committee of the Board of Directors of the Company have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm.

The following tables summarize the impact of the restatement:

Restated Income Statement Amounts

        The table below sets forth the effects of each of the adjustments on the income statement for the three months ended March 31, 2006:

	As Originally Reported	Adjustments	As Restated
Net sales	$34,753,358	$—	$34,753,358

Cost of sales	5,005,649	—	5,005,649

	29,747,709	—	29,747,709

Selling, general and administrative expenses	19,893,498	—	19,893,498
Research and development	5,262,724	—	5,262,724
Depreciation and amortization	2,550,178	—	2,550,178

Loss on investment	—	—	—
Interest expense	3,076,991	(962,975)	2,114,016
Interest income	(427,040)	—	(427,040)

	30,356,351	(962,975)	29,393,376

Income (loss) before income tax expense (benefit)	(608,642)	962,975	354,333
Income tax expense (benefit)	(256,000)	405,000	149,000

Net income (loss)	$(352,642)	$557,975	$205,333

Basic income (loss) per common share	$(0.02)	$0.03	$0.01

Diluted income (loss) per common share	$(0.02)	$0.03	$0.01

Restated Balance Sheet Amounts

        The table below sets forth the effects of each of the adjustments on the balance sheet as of March 31, 2006:

	As Originally Reported	Adjustments	As Restated

Assets
Current assets:
Cash and cash equivalents	$16,671,008	$—	$16,671,008
Accounts receivable, net	16,858,163	—	16,858,163
Inventories, net	7,510,700	—	7,510,700
Deferred tax assets	15,014,832	—	15,014,832
Prepaid expenses and other	2,171,346	—	2,171,346
Prepaid income taxes	6,863,528	(405,000)	6,458,528

Total current assets	65,089,577	(405,000)	64,684,577

Property and equipment, net	1,297,254	—	1,297,254
Intangible assets, net	149,019,162	—	149,019,162
Goodwill	27,478,307	—	27,478,307
Deferred financing costs	6,028,952	—	6,028,952
Restricted cash and investments	45,000,000	—	45,000,000
Other assets	16,229	—	16,229

Total assets	$293,929,481	(405,000)	$293,524,481

	As Originally Reported	Adjustments	As Restated
Liabilities
Current liabilities:
Current maturities of long-term debt	$10,073,097	$—	$10,073,097
Accounts payable	5,521,254	—	5,521,254
Accrued expenses	37,786,477	(962,975)	36,823,502

Total current liabilities	53,380,828	(962,975)	52,417,853

Long-term liabilities:
Long-term debt, less current maturities	66,010,375	—	66,010,375
Deferred tax liabilities	1,375,460	—	1,375,460

Total long-term liabilities	67,385,835		67,385,835
Stockholders’ Equity
Preferred stock, $0.01 par value; shares authorized: 2,000,000; no shares issued	—	—	—
Common stock, $0.01 par value; shares authorized: 26,400,000; issued and outstanding: 16,845,084 and 16,820,084 at March 31, 2006 and at December 31, 2005, respectively	168,451	—	168,451
Class B common stock, $0.01 par value; shares authorized: 900,000; issued and outstanding: 429,752 at March 31, 2006 and at December 31, 2005	4,298	—	4,298
Additional paid-in capital	135,328,959	—	135,328,959
Retained earnings	40,956,959	557,975	41,514,934
Accumulated other comprehensive loss	(4,669)	—	(4,669)
Treasury stock- common stock- at cost; 877,058 shares at March 31, 2006 and December 31, 2005	(3,291,180)	—	(3,291,180)

Total stockholders’ equity	173,162,818	557,975	173,720,793

Total liabilities and stockholders’ equity	$293,929,481	$(405,000)	$293,524,481

Restated Cash Flow Amounts

        The table below sets forth the effects of each of the adjustments on the cash flow statement for the three months ended March 31, 2006:

	As Originally Reported	Adjustments	Adjustments
Cash flows from operating activities:
Net income (loss)	$ (352,642)	$ 557,975	$ 205,333
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,550,178	—	2,550,178
Amortization of deferred financing costs	325,366	—	325,366
Deferred income taxes	(230,102)	—	(230,102)
Increase in allowance for doubtful accounts	712,628	—	712,628
Increase in return reserve	2,616,224	—	2,616,224
Increase (decrease) in inventory valuation reserve	(49,303)	—	(49,303)
Increase (decrease) in rebate reserve	(1,797,619)	—	(1,797,619)
Increase in fee-for-service	204,833	—	204,833
Non-cash share-based compensation expense	927,000	—	927,000
Loss on short-term investments	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	(1,904,355)	—	(1,904,355)
Inventories	(566,189)	—	(566,189)
Prepaid expenses and other	(677,479)	—	(677,479)
Accounts payable	(2,146,413)	—	(2,146,413)
Accrued expenses	(141,603)	(962,975)	(1,104,579)
Prepaid income taxes	(210,103)	405,000	194,897

Net cash provided by (used in) operating activities	(739,580)	—	(739,580)
Cash flows from investing activities:
Sales (Purchases) of short-term investments- net	1,281	—	1,281

Acquisition costs	—	—	—
Purchases of property and equipment	(12,863)	—	(12,863)

Net cash used in investing activities	(11,582)	—	(11,582)
Cash flows from financing activities:
Payment of notes payable	(4,307)	—	(4,307)
Payment of term note	(2,000,000)	—	(2,000,000)
Proceeds from exercise of stock options and warrants	54,140	—	54,140
Tax benefit due to exercise of non-qualified options and warrants	93,609	—	93,609
Payment of deferred financing costs	(520,000)	—	(520,000)
Purchase of treasury shares	—	—	—
Distribution of treasury shares	—	—	—

Net cash used in financing activities	(2,376,558)	—	(2,376,558)

Net decrease in cash and cash equivalents	(3,127,720)	—	(3,127,720)
Cash and cash equivalents at beginning of period	19,798,728	—	19,798,728

Cash and cash equivalents at end of period	$ 16,671,008	—	$ 16,671,008

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 19, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki, CPA
Vice President and Chief Financial Officer

Dated: July 19, 2006